UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2020
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street
Boston	Massachusetts	02111
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Fixed-to-Floating Rate Senior Notes Offering
On March 30, 2020, State Street Corporation (“State Street”) completed its previously announced private offering of $750,000,000 aggregate principal amount of 2.825% Fixed-to-Floating Rate Senior Notes due 2023 (the “2023 Notes”), $500,000,000 aggregate principal amount of 2.901% Fixed-to-Floating Rate Senior Notes due 2026 (the “2026 Notes”) and $500,000,000 aggregate principal amount of 3.152% Fixed-to-Floating Rate Senior Notes due 2031 (the “2031 Notes”) and, together with the 2023 Notes and the 2026 Notes, the “Notes”). The Notes were sold under a purchase agreement, dated as of March 26, 2020, entered into by and among State Street and each of Morgan Stanley & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), for resale to in the United States to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons in offshore transactions in accordance with Regulation S under the Securities Act.
State Street expects to receive net proceeds from the offering of the Notes of approximately $1.74 billion after deducting estimated expenses and the Initial Purchasers’ discounts.
On March 30, 2020, State Street entered into a supplemental indenture with respect to the Notes with U.S. Bank National Association, as trustee (the “Second Supplemental Indenture”). The Notes are unsecured obligations of State Street and will rank equally with all other existing and future senior unsecured indebtedness of State Street. Additionally, the Notes are structurally subordinated to the indebtedness and other liabilities of State Street’s subsidiaries.
2023 Notes. The 2023 Notes will mature on March 30, 2023. Interest on the 2023 Notes during the fixed rate period will be payable semiannually in arrears on March 30 and September 30, commencing on September 30, 2020. From March 30, 2022 and until the maturity date, the 2023 Notes will bear interest at a floating rate based on the secured overnight financing rate (“SOFR”) plus a margin of 2.69% payable quarterly in arrears.
2026 Notes. The 2026 Notes will mature on March 30, 2026. Interest on the 2026 Notes during the fixed rate period will be payable semiannually in arrears on March 30 and September 30, commencing on September 30, 2020. From March 30, 2025 and until the maturity date, the 2026 Notes will bear interest at a floating rate based on SOFR plus a margin of 2.60% payable quarterly in arrears.
2031 Notes. The 2031 Notes will mature on March 30, 2031. Interest on the 2031 Notes during the fixed rate period will be payable semiannually in arrears on March 30 and September 30, commencing on September 30, 2020. From March 30, 2030 and until the maturity date, the 2031 Notes will bear interest at a floating rate based on SOFR plus a margin of 2.65% payable quarterly in arrears.
We will have the option to redeem the Notes in whole, but not in part, on, and only on, March 30, 2022, in the case of the 2023 Notes, March 30, 2025, in the case of the 2026 Notes and March 30, 2030, in the case of the 2031 Notes at a redemption price equal to 100% of the principal amount of the notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference, and the Form of Fixed-to-Floating Rate Senior Note, which is filed herewith as Exhibit 4.2 and is incorporated herein by reference.
Registration Rights Agreement
On March 30, 2020, State Street and the Initial Purchasers, entered into a registration rights agreement with respect to the Notes (the “Registration Rights Agreement”). State Street agreed under the Registration Rights Agreement to use its reasonable best efforts to (i) file a registration statement with respect to a registered exchange offer to exchange the notes for new notes with terms substantially identical to the Notes, (ii) cause the registration statement to be declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended and (iii) to consummate the exchange offer on or before the 366th day after March 30, 2020, the settlement date of the Notes.
If State Street fails to satisfy its registration obligations with respect to any series of Notes (a “registration default”) under the Registration Rights Agreement, additional interest will accrue on the aggregate principal amount of the applicable series of Notes at a rate of 0.25% for the first 90 day period after the date of such registration default and increased by an additional 0.25% for each subsequent 90 day period thereafter, up to a maximum additional interest rate of 0.50% per annum over the interest rate otherwise then applicable for the respective Notes.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement. A copy of the Registration Rights Agreement is filed herewith as Exhibit 4.3 and is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

	Exhibit No.	Exhibit Description

	4.1	Second Supplemental Indenture, dated as of March 30, 2020, by and between State Street and U.S. Bank National Association, as trustee
	4.2	Form of Fixed-to-Floating Rate Senior Note
4.3
Registration Rights Agreement, dated as of March 30, 2020, by and among State Street and Morgan Stanley & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the initial purchasers

*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ IAN W. APPLEYARD
		Name:	Ian W. Appleyard
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	March 30, 2020